UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     SCHEDULE 14A (Rule 14A-101) INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
         | | Preliminary Proxy Statement
         | | Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         |X| Definitive Proxy Statement
         | | Definitive Additional Materials
         | | Soliciting Material Pursuant to Section 240.14a-11(c) or Section
             240.14a-12

                                    000-30273
                                    ---------
                            (Commission File Number)

                           CHESTATEE BANCSHARES, INC.
                           --------------------------
        (Exact name of small business issuer as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

| |   Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2004

         Notice is hereby given that an Annual Meeting of the Shareholders of Chestatee Bancshares, Inc. (the "Company") will be held at 5:00 p.m., EDT, on Tuesday, May 11, 2004 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534, for the following purposes (the "Annual Meeting"):

     (1) To elect the directors nominated to serve on the Board of Directors of the Company until the 2005 Annual Meeting or until his or her successor is duly elected and qualified.

     (2) To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2004.

     (3) To ratify the amendment of the Bylaws of the Company to provide for the annual shareholder meeting to be held on the second Tuesday in May each year.

The Shareholders may transact such other business as may properly come before the Annual Meeting or any adjournments thereof. More detailed information regarding the matters to be acted upon at the Annual Meeting is contained in the proxy statement accompanying this notice.

         Only those Shareholders of record of the common stock at the close of business on April 14, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shareholders are cordially invited to attend the Annual Meeting in person. SHAREHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE MEETING WITH THE INSPECTOR OF ELECTIONS PRIOR TO COMMENCEMENT OF THE MEETING. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING PRIOR TO THE MEETING OR BY SUBMITTING PRIOR TO THE MEETING A SUBSTITUTE PROXY BEARING A LATER DATE.

                                         By order of the Board of Directors,



                                         DAVID E. JOHNSON
                                         Chairman of the Board

Dawsonville, Georgia
April 27, 2004

                           CHESTATEE BANCSHARES, INC.
                              6639 HIGHWAY 53 EAST
                           DAWSONVILLE, GEORGIA 30534
                                 (706) 216-2265


                                 April 27, 2004

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Chestatee Bancshares, Inc. (the "Company") which will be held at 5:00 p.m., EDT, on May 11, 2004, at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 (the "Annual Meeting").

         The accompanying proxy statement for the Annual Meeting and form of proxy related thereto includes a description of each proposal to be considered at the Annual Meeting.

         If you are unable to attend the meeting in person, you should sign and date the enclosed proxy and forward it to the Secretary of the Company immediately so that your shares may be voted at the Annual Meeting. If you return the proxy properly completed, you may still revoke it at any time prior to the Annual Meeting by notifying the Secretary of the Company in writing or by submitting to the Inspector of Elections prior to the Annual Meeting a substitute proxy bearing a later date.

                                               Sincerely,



                                               David E. Johnson
                                               Chairman of the Board

                           CHESTATEE BANCSHARES, INC.
                              Dawsonville, Georgia

                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2004

         Chestatee Bancshares, Inc., referred to in this proxy statement as the Company, is furnishing this proxy statement to holders of record of the Company's no par value voting common stock as of April 14, 2004, called the Shareholders, for the solicitation of proxies by the Board of Directors of the Company in connection with the Annual Meeting of the Shareholders of the Company to be held at 5:00 p.m., EDT, on May 11, 2004 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 for the following purposes:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2005 Annual Meeting or until his or her successor is duly elected and qualified.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2004.

         To ratify the amendment of the Bylaws of the Company to provide for the annual shareholder meeting to be held on the second Tuesday in May each year.

The Shareholders may transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

IF YOU DO NOT MARK YOUR PROXY LETTER EITHER "FOR" OR "AGAINST" EACH PROPOSAL, ANY RETURNED PROXY WILL BE VOTED FOR EACH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY THE DULY APPOINTED PROXY IN HIS DISCRETION.

         The proxy statement is first sent by mail and solicitation of proxies is expected to commence on or about April 27, 2004. The cost thereof will be borne by the Company, which may include payment to persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some Shareholders in person or by telephone, telegraph or telecopy, following solicitation by this proxy statement, but will not be separately compensated for such services.

         Your execution of the enclosed proxy will not affect your right as a Shareholder to attend the Annual Meeting and vote in person. Any Shareholder has the power to revoke his or her proxy at any time before the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by submitting a substitute proxy bearing a later date.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                            PAGE
Introduction
History and Business of the Company and Bank
     The Bank Holding Company
     The Bank
Voting Securities and Principal Holders Thereof
Securities Ownership of Management of the Company
Management of the Company
     Directors
     Information About Meetings and Committees of the Board of Directors Executive Officers Compliance with Section 16(a) of the Exchange Act Executive Compensation Compensation of Directors Employment Agreements and Change in Control Agreements Transactions with Management
Proposal 1, Election of Directors
Proposal 2, Selection of Independent Accountants
Next Annual Meeting
Available Information
Other Matters

--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------
         This proxy statement is being furnished to the Shareholders of the common stock in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the Company to be held on May 11, 2004 at 5:00 p.m., EDT, at our main office at 6639 Highway 53 East, Dawsonville, Georgia 30534 and at any adjournments for the purposes discussed in this proxy statement.

         You may revoke at any time any proxy you give before it is voted by notifying the Secretary of the Company in writing prior to the Annual Meeting or by appearing at the meeting and requesting the right to vote in person at the meeting, without compliance with any other formalities. If the proxy is properly signed and returned by you and is not revoked, it will be voted at the Annual Meeting in the manner you specify. If you sign and return the proxy but do not specify how the proxy is to be voted, the proxy will be voted in favor of the nominees to the Board of Directors, in favor of ratifying Mauldin & Jenkins as our independent public accountants for fiscal year 2004, and in favor of ratifying the amendment of our Bylaws to provide for the annual shareholder meeting on the second Tuesday in May each year.

         All expenses of this solicitation, including the cost of preparing and mailing the proxy statement, will be paid by the Company. In addition to the solicitation by mail, directors, officers, and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview for which they will receive no compensation in addition to their regular salaries.

         This proxy statement was mailed on April 27, 2004. Only holders of record of the common stock of the Company at the close of business on April 14, 2004, called the Shareholders, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. On that date, called the Record Date, the Company had issued and outstanding 3,106,000 shares of the common stock, which constitutes its only class of voting securities, with each share entitled to one vote, held by approximately 1,200 Shareholders.

         The purposes of the Annual Meeting are to consider and vote upon the following proposals:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2005 Annual Meeting or until his or her successor is duly elected and qualified.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2004.

         To ratify the amendment of the Bylaws of the Company to provide for the annual shareholder meeting to be held on the second Tuesday in May each year.

The Shareholders may consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         A majority of the outstanding shares of the common stock represented in person or by proxy at the Annual Meeting of Shareholders will constitute a quorum for purposes of the transaction of business at the Annual Meeting. If a quorum is present at the Annual Meeting, then the Shareholders may transact business at the Annual Meeting notwithstanding the withdrawal of Shareholders leaving less than a quorum. If a quorum is not present to organize the Annual Meeting, then the Shareholders present may adjourn by adoption and approval of a motion the Annual Meeting to such time and place as they may determine. However, no action may be taken by the Shareholders to consummate any business upon any subsequent reconvening of the Annual Meeting until such time as a quorum is present. Moreover, approval of each proposal requires the affirmative vote by the holders of at least a majority (more than 50%) of the shares of our common stock entitled to vote at and present at the Annual Meeting of Shareholders. Management selected the slate of nominees for election to the Board of Directors to serve until the annual meeting of the Company in the 2005 calendar year. The Board of Directors has approved the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2004. The Board of Directors has also approved the amendment of the Bylaws of the Company to provide for the annual shareholder meeting to be held on the second Tuesday in May each year. Shareholders have no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

         The enclosed proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no instructions are given, properly executed and returned proxies will be voted in favor of each proposal.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

       HISTORY AND BUSINESS OF THE COMPANY, THE BANK AND THE SUBSIDIARIES

--------------------------------------------------------------------------------

HISTORY
-------

         The Company is a bank holding company incorporated October 13, 1999 under the laws of the State of Georgia. The Company was formed for the principal purpose of acquiring Chestatee State Bank, referred to as the Bank, a state banking institution chartered under the laws of the State of Georgia on December 31, 1997. We acquired all of the issued and outstanding shares of common stock, $5.00 par value of the Bank in a Plan of Reorganization effective March 31, 2000. As a result of this transaction, the former shareholders of the Bank became the shareholders of the Company, and the Bank became a wholly-owned subsidiary of the Company.

         The Company formed Chestatee Financial Services, Inc., called Chestatee Financial, on November 13, 2000, which began doing business in the first quarter of 2001. We also formed Chestatee Residential Mortgage, Inc., referred to as Chestatee Mortgage, on March 7, 2001, which began doing business in the second quarter of 2001. The information presented regarding the Company includes the Company, the Bank, Chestatee Financial and Chestatee Mortgage on a consolidated basis unless we expressly state otherwise.


BUSINESS
--------

         The assets of the Company consist primarily of our ownership of the capital stock of the Bank, Chestatee Financial and Chestatee Mortgage. The Company is authorized to engage in any activity permitted by law to a corporation, subject to applicable federal and state regulatory restrictions on the activities of bank holding companies. This structure provides us with greater flexibility than permitted to the Bank, affording the Company opportunities to expand and diversify our business activities. While management has no present plans to engage in any other business activities, we may, from time to time, study the feasibility of establishing or acquiring subsidiaries to engage in other business activities to the extent permitted by law.

         The Bank operates a full-service banking business and engages in a broad range of commercial banking activities, including accepting customary types of demand and timed deposits, making individual, consumer, commercial, and installment loans, money transfers, safe deposit services, and making investments in U. S. government and municipal services to meet the banking needs of individuals, small- to medium-sized businesses, and farmers. The Bank does not offer trust services.

         The Bank performs banking services customary for a full service bank of similar size and character. These services include the furnishing of personal and commercial checking accounts, other demand and time deposit accounts, and the extension of personal and commercial loans and lines of credit. The principal business of the Bank is to attract and accept deposits from the public and to make loans and other investments. The principal sources of funds for the Bank's loans and investments are demand, time, savings, and other deposits, including negotiable order of withdrawal or NOW accounts, installment payments and prepayments on loans granted, sales to other lenders or institutions of loans or participation in loans; fees paid by other lenders or institutions for servicing loans sold by the Bank to it; and borrowings.

         The principal sources of income for the Bank are interest and fees collected on loans, including fees received for servicing loans sold to other lenders or institutions and, to a lesser extent, interest and dividends collected on other investments. The principal expenses of the Bank include interest paid on savings and other deposits, including NOW accounts, interest paid on borrowings by the Bank, employee compensation, office expenses; and other overhead expenses.

         The Bank is authorized to make both secured and unsecured commercial and consumer loans to individuals, partnerships, corporations and other entities. The Bank's lending business consists principally of making secured real estate loans, including residential and commercial construction loans, and primary and secondary mortgage loans for the acquisition or improvement of personal residences. In addition, the Bank makes consumer loans to individuals and commercial loans to small and medium-sized businesses and professional concerns.

         The Bank's loan approval policies provide for various levels of officer lending authority. When the aggregate outstanding loans to a single borrower exceeds that individual officer's lending authority, the loan request must be considered and approved by an officer with a higher lending limit or by the officers' loan committee. Individual officers' lending limits range from $10,000 to $250,000, depending on security, seniority and the type of loan. The president and chief lending officer each have a lending limit of $250,000 and jointly have a lending limit of $500,000. The directors' loan committee, which consists of the president and six outside directors, has a lending limit of $1,000,000. Loans above $1,000,000 require approval by the majority of the full Board of Directors.

         The Bank has a continuous loan review procedure involving multiple officers of the Bank which is designed to promote early identification of credit quality problems. All loan officers are charged with the responsibility of rating their loans and reviewing those loans on a periodic basis, the frequency of which increases as the quality of the loan deteriorates.

         The Bank offers a variety of deposit programs to individuals and to small to medium-sized businesses and other organizations at interest rates generally consistent with local market conditions. The Bank is authorized to accept and pay interest on deposits from individuals, corporations, partnerships and any other type of legal entity, including fiduciaries, such as private trusts. Qualified deposits are insured by the FDIC in an amount up to $100,000.

         The data processing work of the Bank is processed with the Intercept Group f/k/a Provesa, Inc. of Thomson, Georgia. The Bank issues credit cards. The Bank also offers its customers a variety of checking and savings accounts. The installment loan department makes both direct consumer loans and also purchases retail installment contracts from sellers of consumer goods.

         The Bank principally serves the residents of Dawsonville and Dawson County. Dawson County has grown approximately 70% since the 1990 U.S. census according to Census Bureau statistics. The number of residents in Dawson County in 1990 was about 9,500 persons. The number of residents in Dawson County had swelled to nearly 16,000 by 2000. Dawsonville and Dawson County have a diverse commerce, including retail, manufacturing, service and farming sector economies. Dawsonville also serves as the county seat for Dawson County, Georgia, with a significant number of residents employed in government. Dawsonville, located approximately 15 miles north of Cumming, Georgia and 22 miles west of Gainesville, Georgia, is situated in the center of the development corridor extending north from Atlanta between Interstate 75 and Interstate 85. The Bank also serves the adjacent counties of Cherokee, Forsyth, Gilmer, Hall, Lumpkin and Pickens.

         As of December 31, 2003, the Bank has a correspondent relationship with The Bankers Bank of Atlanta, Georgia. The correspondent bank provides certain services to the Bank, such as investing its excess funds, processing checks and other items, buying and selling federal funds, handling money fund transfers and exchanges, shipping coins and currency, providing security and safekeeping of funds and other valuable items, handling loan participation and furnishing management investment advice on the Bank's securities portfolio.

         Chestatee Financial renders securities brokerage and investment advisory services, and offers insurance and annuity products. All services and solicitations are provided by an independent contractor through affiliates of Mass Mutual and the subsidiary engages no employees.

         Chestatee Mortgage provides mortgage lending and mortgage origination services. The subsidiary has partnered with Guaranty First Mortgage, LLC and Shelter Mortgage Corporation, furnishing services and making solicitations through Guaranty Mortgage Services, LLC. All services are provided by independent contractors engaged by Guaranty Mortgage Services. Guaranty Mortgage Services obtains commitments from secondary mortgage purchasers, originates mortgage loans on terms corresponding to such commitments and generates fee income to supplement their interest income. No mortgage loans are held by the Bank or by Chestatee Mortgage for resale nor are any loans held for mortgage servicing.

         The Company's principal place of business is located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. The Bank has conducted its general banking business since opening on May 15, 1998, from its main office located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. The Bank has three full-service branches: one located in downtown Dawsonville at 86 Highway 53 West, Dawsonville, Dawson County, Georgia; a second located in Pickens County, Georgia at 34 Holcombe Way, Marblehill, Georgia; and a third located in Forsyth County, located at 2675 Freedom Parkway, Cumming, Georgia. The Bank has closed its full service branch in the Ingle's Supermarket on Highway 53 in Dawsonville, Georgia and its Lumpkin County branch which provided loan production services only. Chestatee Financial and Chestatee Mortgage conduct their respective businesses at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. Chestatee Financial and Chestatee Mortgage conduct their respective businesses at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia.

--------------------------------------------------------------------------------

                 VOTING SECURITIES AND PRINCIPAL OWNERS THEREOF

--------------------------------------------------------------------------------

         The Company is authorized by its articles of incorporation to issue 10,000,000 shares of no par value voting common stock and up to 10,000,000 shares of no par value non-voting common stock. Of the 10,000,000 shares of the voting common stock, 3,106,000 are issued and outstanding to approximately 1,200 holders of record as of the Record Date. There are no shares of the non-voting common stock issued or outstanding. Each share of the common stock is entitled to one vote. Abstentions and broker-non-votes by Shareholders represented in person or by proxy will be excluded from the total number of shares cast even if otherwise present and entitled to vote at the Annual Meeting. Consequently, in the case of action on any proposal in which a quorum is present, the action will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

         To the knowledge of the Company, only one person owns more than 5% of the common stock. David E. Johnson owns approximately 5.7% of the common stock as of March 31, 2004. Mr. Johnson is a director of the Company and its subsidiaries. See "SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY" below.

         There is no established trading market for our common stock and we have no market maker for our common stock. With the exception of the public offering of 1,200,000 shares by the Company in three separate offering beginning in October 2001 and ending in March 2003, the common stock is only traded infrequently in private transactions. Therefore, we have no substantial reliable information available as to trades of the common stock or as to the prices at which our common stock is traded. Further, we have no reason to expect that an established trading market will develop in our common stock.

         The Company is not generally made aware of the number of shares of our common stock traded or the prices at which such shares have traded by our shareholders. Management has reviewed the limited information available as to the ranges at which our common stock has been sold by our shareholders. The following table sets forth the estimated price range for sales of our common stock for each quarter of the last two fiscal years, after adjustment to reflect the two-for-one share split of our common stock, based on limited available information.

     YEAR        NUMBER OF SHARES TRADED   HIGH SELLING PRICE  LOW SELLING PRICE
--------------   -----------------------   ------------------  -----------------
2002

 First Quarter         225,000                  $10.00               $10.00
 Second Quarter        350,000                  $10.00               $10.00
 Third Quarter           N/A                      N/A                  N/A
 Fourth Quarter         75,690                  $10.00               $10.00

2003
 First Quarter         174,310                  $10.00               $10.00
 Second Quarter         43,788                  $10.00               $10.00
 Third Quarter          11,000                  $10.00               $10.00
 Fourth Quarter          5,900                  $10.50               $10.00

         According to information available to us, there were no trades between family members during the years ended December 31, 2002 and 2003 to our knowledge. The data regarding the common stock is provided for information purposes only and should not be viewed as indicative of the actual or market value of our common stock. As of March 31, 2004, the Company had 3,106,000 shares of its voting common stock held by approximately 1,200 Shareholders of record.

--------------------------------------------------------------------------------

                SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY

--------------------------------------------------------------------------------

         The following table sets forth information with respect to the beneficial ownership, as of March 31, 2004, of shares of common stock by:

     o    each of the Company's directors,

     o    the Company's named executive officers,

     o each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, and

     o all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby.

Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

Name and Address                     Amount and Nature of     Percent of Class
of Beneficial Owner                  Beneficial Ownership
-------------------                  --------------------     ----------------

R. Millard Bowen                          129,196 1                  4.1%
5072 Bristol Industrial Way
Buford, Georgia  30518

Marcus C. Byrd, Jr.                       137,192 2                  4.4%
1661 Highway 9 South
Dawsonville, Georgia  30534

James M. Curry                            10,000 3                   0.3%
312 Point Olympus Drive
Gainesville, Georgia  30506

Glennon C. Grogan                         79,126 4                   2.5%
6060 Jewell Bennett Road
Dawsonville, Georgia  30534

James H. Grogan                           82,206 5                   2.6%
4215 Dahlonega Highway
Cumming, Georgia  30130

Andrew M. ("Jack") Head                   139,646 6                  4.5%
2928 Ridgewood Road
Atlanta, Georgia  30327

J. Philip Hester, Sr.                      90,763 7                  3.6%
32 Lakeshore Circle
Dawsonville, Georgia  30534

----------

1 Includes 18,000 shares available upon exercise of his options but excludes 20,000 shares owned by Mr. Bowen's spouse, 3,000 shares owned each by Mr. Bowen's two adult daughters, and 2,000 shares owned each by Mr. Bowen's three adult sons and another daughter, for which he disclaims beneficial ownership

2 Includes 18,000 shares available upon exercise of his options and 20,000 shares held in trust by Mr. Byrd in his individual retirement account and 7,092 shares held by an affiliate, Byrd Howard Properties. The figure excludes 2,000 shares owned by Mr. Byrd's spouse for which he disclaims beneficial ownership, but includes 2,100 shares held as custodian for his son and daughter.

3  Mr. Curry's shares are available upon exercise of his options.

4 Includes 18,000 shares available upon exercise of his options but excludes 415 shares owned jointly by Mr. Grogan and his son, and 415 shares owned jointly by Mr. Grogan and his daughter.

5 Includes 18,000 shares available upon exercise of his options and 3,000 shares owned jointly by Mr. Grogan and his spouse.

6 Includes 18,000 shares available upon exercise of his options, 20,000 shares held in the John F> Head, Jr. Family Partnership, LLP and 200 shares owned by his son but excludes 2,000 shares owned by Mr. Head's spouse and 200 shares owned each by his two adult daughters, for which Mr. Head disclaims beneficial ownership.

7 Includes 58,000 shares available upon exercise of his options as well as 29,870 shares held in an individual retirement account for his benefit and 2,063 shares held jointly with Mr. Hester's spouse.

Name and Address                    Amount and Nature of       Percent of Class
of Beneficial Owner                 Beneficial Ownership
-------------------                 --------------------       ----------------

B. Todd Howard                            111,092 8                  3.6%
3315 Dahlonega Highway
Cumming, Georgia  30040

David E. Johnson                          177,446 9                  5.7%
260 Gold Leaf Terrace
Dawsonville, Georgia  30534

W. Alan McRae                             101,946 10                 3.3%
499 Johnson Ferry Road
Atlanta, Georgia  30328

Deborah F. McLeod                           5,034                    0.2%
33 Sheep Wallow Road
Dahlonega, Georgia  30533

Kim M. Mills                               42,446 11                 1.4%
57 Brights Way
Dawsonville, Georgia  30534

Russell M. Wallace                        155,196                    5.0%
77 Old River Road
Dahlonega, Georgia  30533

All executives officers and directors   1,261,289                   40.6%
as a group (13 persons)

Each of the persons listed in the above table has the right to acquire beneficial ownership of shares of the Company as provided by footnote within sixty days of December 31, 2003, such shares included in his beneficial ownership pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (the "1934 Act").

----------
8 Includes 18,000 shares available upon exercise of his options as well as 50,000 shares held jointly with his spouse, 36,000 shares held as custodian for the benefit of his minor children and 7,092 shares held by an affiliate, Byrd Howard Properties.

9 Includes 18,000 shares available upon exercise of his options as well as 88,000 shares held in an individual retirement account.

10 Includes 18,000 shares available upon exercise of his options as well as 12,500 shares held in the McRae and Stolz Money Purchase Pension Plan.

11 Includes 18,000 shares available upon exercise of his options, 1,050 shares held jointly with a family member, and 1,000 shares owned by his minor daughter but excludes 1,000 shares owned each by Mr. Mills' two adult daughters, for which Mr. Mills disclaims beneficial ownership.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE COMPANY

--------------------------------------------------------------------------------

         The discussion below sets forth for each director and executive officer; the name of each director of the Company; the year he was first elected a director; a description of his position and offices with the Company (other than as a director), if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information. Except as disclosed, there are no family relationships between any directors or executive officers of the Company, and no director is a member of the board of directors of a publicly held company which is required to file reports with the Commission. These directors will serve until the Annual Meeting of the Shareholders and until their successors are duly elected and qualified. The executive officers will serve until the Board of Directors elects new executive officers and until their successors are duly elected and qualified.

DIRECTORS
---------

         R. Millard Bowen, born April 6, 1942, is the owner of Bowen & Bowen Construction. He is a principal of several real estate related business entities. He attended the University of Georgia and Reinhardt College. Mr. Bowen has served as a director of the Company and the Bank since their inception.

         Marcus C. Byrd, Jr., born June 1, 1953, is owner of Byrd's Mini-Storage and Byrd's U-Haul and Byrd's Intent Land Fill, Inc. He is a member of the Executive Board of the Boy Scouts of America. Mr. Byrd has served as a director of the Company and the Bank since their inception.

         Glennon C. Grogan, born July 20, 1939, is President of Grogan & Co., Inc. (25% owner) engaged in commercial sanitation services and sawdust sales. He is the Secretary/Treasurer of Etowah Environment Group, Inc. (50% owner) involved in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a director of the Company and the Bank since their inception. Mr. Grogan's brother, James H. Grogan, also serves as a director of the Company and the Bank.

         James H. Grogan, born July 1, 1943, is Corporate Secretary/Treasurer of Grogan & Co., Inc. (50% owner) engaged in commercial sanitation services and sawdust sales. He is the President of Etowah Environmental Group, Inc. (50% owner) engaged in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a director of the Company and the Bank since their inception. Mr. Grogan's brother, Glennon C. Grogan, is also a director of the Company and the Bank.

         Andrew M. ("Jack") Head, born May 22, 1953, is the President of Head Management Group. Mr. Head is in an advisory capacity with Fleming Company and is involved as an owner or director or both in the wholesale lumber and restaurant franchise businesses. He is the past Chairman and Chief Executive Officer of Head Distributing Company (wholesale groceries). He is a graduate of the University of Georgia. Mr. Head has served as a director of the Company and the Bank since their inception.

         J. Philip Hester, Sr., born January 23, 1953, is the President and Chief Executive Officer of the Bank, Chestatee Financial and Chestatee Mortgage in addition to serving as a member of the Board of Directors. He served as President, Chief Executive Officer, and Director of the Waycross Company & Trust from 1987 to 1990 and has been engaged in the Banking business in various capacities since 1975. He was President, Chief Executive Officer, and Director of the First Community Bank of Dawsonville until his resignation to participate in organization of the Company. He is a graduate of the University of Georgia and has completed courses at the School of Banking of the South (Louisiana State University) and the University of Oklahoma Commercial Lending School. Mr. Hester has served as a director of the Company and the Bank since their inception.

         B. Todd Howard, born March 17, 1967, is President of BTH Investment and is the President and co-owner of The Lumber Depot d/b/a Coal Mountain Builders Supply. He is a member of the Gilmer County Homebuilders Association. Mr. Howard has served as a director of the Company and the Bank since their inception.

         David E. Johnson, born May 9, 1942, is President and owner of Sleeveco, Inc. (manufacturer of plastic packaging materials), which was a finalist in "Georgia Family Business of the Year 2002." Mr. Johnson has served as a director of the Company and the Bank since their inception. Mr. Johnson was the 2001 Businessman of the Year for Dawson County. In 2002, Mr. Johnson was elected as Chairman of the Board of Directors to succeed Mr. Wallace.

         W. Alan McRae, born July 22, 1952, is an owner of McRae & Stolz, Inc., a real estate development firm. He received his undergraduate degree from the University of Georgia and a masters degree from the University of Tennessee. Mr. McRae has served as a director of the Company and the Bank since their inception.

         Kim M. Mills, born February 11, 1962, is the principal of Mills Fuel Service, Inc. He is a member of the Dawson County Rotary Club. Mr. Mills has served as a director since December 1998.

         Russell M. Wallace, born June 3, 1954, is a founding partner of The Wallace Investment Group, LLC, Tri-Vista Development Group, LLC, and Wallace Landscape Group, LLC. He is President of The Cupboard, LLC. He is a member of the First Baptist Church of Dawsonville, Dawson County Historical Society, Dawson County Council of the Arts. He attended the University of Georgia. Mr. Wallace serves as a director of the Company and the Bank as he has since their inception.

Since the date of the last annual meeting of the shareholders, J. Wyman Walden resigned as a director of the Company and the Bank to attend to personal business in October 2003. There was no disagreement with the Company or the Bank relating to their respective operations, policies or practices to our knowledge. Mr. Walden has declined to stand for reelection in 2004.

         During the previous five years, no director of the Company was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of the Director. "Legal proceeding" includes:

     o any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time;
     o any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
     o any order, judgment or decree of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and
     o any finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, such judgment having not been reversed, suspended or vacated.

No director is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

         The Board of Directors has adopted, effective December 31, 2003, the Code of Business Conduct and Ethics for the Company. The Code applies to the Chief Executive Officer and the Chief Financial Officer, each instructed to pursue the objectives of the Code:

     o reasonably deterring wrongdoing and promoting honest and ethical conduct
     o full, fair, accurate, timely and understandable disclosure in reports and documents
     o    compliance with government laws, rules and regulations
     o    prompt internal reporting of violations of the Code
     o    accountability for adherence to the Code

The Chief Executive Officer and the Chief Financial Officer are further instructed to make recommendations to the Board of Directors periodically of ways to improve such Code, and the Company will timely disclose any such amendment in accordance with the regulations.

INFORMATION ABOUT MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------

         The Board of Directors holds regularly scheduled meetings monthly and annual meetings are called from time to time as needed. Thirteen meetings of the Company's Board of Directors were held during the last full fiscal year. All directors during the last full fiscal year attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during that time and meetings of the committees of which that director was a member. The Company has established a number of committees to assist it in the discharge of its duties, including an audit committee and a compensation committee. However, the Company has not established a nominating committee.

         The Audit Committee operates pursuant to the Charter approved by the Company's Board of Directors. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. The Audit Committee generally approves the engagement of our principal accountant to render audit and non-audit services prior to the engagement of the accountant and the provision of those services. The Audit Committee is thereafter responsible for reviewing the financial statements and audit reports of the Company's independent auditors, in serving as liaison with those independent auditors on behalf of the Company, and discussing the audit function and results of the audit with the Board of Directors pursuant to its Charter. The Audit Committee consists of Messrs. G. Grogan, Head, Howard and McRae. The Audit Committee met seven times in 2003.

         The Company does not have an audit committee financial expert. In the market in which the Company operates there are a limited number of persons that possess all of the attributes required under regulations to qualify as an audit committee financial expert. To date no person has acceded to the Company's proposal to join our Board of Directors to serve as the audit committee financial expert. The Company continuously seeks qualified persons to serve in this capacity.

         The Company's Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2003:

     o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

     o The Audit Committee has discussed with the Company's independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61;

     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

         The Compensation Committee is composed of Messrs. Head, McRae and Wallace. That committee, which met two times in 2003, reviews and evaluates the compensation policy of the Company, including bonuses, option grants, and director compensation.

         The Nominating Committee is comprised of those members serving the Executive Committee, Messrs. Bowen, Hester, Johnson and Wallace. The committee met once in 2003.

EXECUTIVE OFFICERS
------------------

         J. Philip Hester, Sr., (see paragraph in preceding section regarding directors). Mr. Hester has served as the President and Chief Executive Officer of the Company and its subsidiaries since their inception.

         James M. Curry, born November 2, 1962, serves as Executive Vice-President of the Bank. Mr. Curry previously was employed by SunTrust Bank, N.A. from 1985 until joining the Bank in December 2001. He attended the University of Georgia and has completed courses at the School of Banking of the South (Louisiana State University).

         Deborah F. McLeod, born July 23, 1959, serves as Senior Vice-President and Chief Financial Officer of the Company and its subsidiaries. Ms. McLeod previously was employed by Citizens Bank of Forsyth, from December 17, 2001 until joining the Company in June 2002. Prior to that time, Ms. McLeod was employed by B B & T following its acquisition of Century South since August 1990. She graduated from North Georgia College in 1990.

         During the previous five years, no executive officer of the Company or its subsidiaries was the subject of a legal proceeding (as defined above) that is material to an evaluation of the ability or integrity of the executive officer. No executive officer is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

         Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2003, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our equity securities, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act other than as follows: Jack Head filed one Form 4 for a single transaction after its due date and Deborah McLeod filed one Form 4 for a single transaction after its due date.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and cash equivalent forms of compensation received by the chief executive officer of the Company and its named executive officers in the fiscal year ended December 31, 2003, and all cash and cash equivalent forms of compensation received by the chief executive officer and all named executive officers of the Company as a group.

                                                         SUMMARY COMPENSATION TABLE
                                                                                                 LONG-TERM COMPENSATION
                                                                                                 AWARDS      PAYOUTS
  (a)                    (b)        (c)        (d)          (e)           (f)          (g)         (h)          (i)
NAME AND                                                OTHER ANNUAL    RESTRICTED    OPTION       LTIP        OTHER
PRINCIPAL POSITION       YEAR      SALARY      BONUS    COMPENSATION   STOCK AWARDS    SARs      PAYOUTS    COMPENSATION

J. Philip Hester, Sr.    2003    $ 163,451    $ 6,585        -              -            -           -      $ 79,826(1)
CEO, President,          2002    $ 150,525    $ 6,272        -              -            -           -      $ 45,249(2)
Director                 2001    $ 143,325    $ 5,972        -              -          42,000        -      $ 18,302(3)

James M. Curry           2003    $ 108,000    $ 4,375        -              -          15,000        -      $  4,629(1)
Executive VP             2002    $ 100,000    $ 4,167        -              -          15,000        -      $ 15,417(2)
                         2001        N/A      $ N/A         N/A            N/A          N/A         N/A         N/A

Deborah F. McLeod        2003    $ 108,000    $4,375         -              -          10,000        -      $      0
CFO, Senior VP           2002    $ 100,000    $4,167         -              -          10,000        -      $ 10,406(2)
                         2001        N/A      $ N/A         N/A            N/A          N/A         N/A         N/A

----------
(1) The Company has accrued a deferred compensation expense under the defined contribution plan totaling $75,085 and contributed $4,741 to its 401(k) plan for eligible employees for Mr. Hester during the fiscal year ended December 31, 2003. The Company accrued a deferred compensation under a defined contribution plan totaling $4,629 for Mr. Curry.

(2) The Company has accrued a deferred compensation expense under the defined contribution plan totaling $12,960, accrued a bonus totaling $27,847, and an automobile allowance totaling $2,938 and contributed to its 401(k) plan for eligible employees $4,442 for Mr. Hester during the fiscal year ended December 31, 2002. The Company has accrued a bonus totaling $15,417 and $10,406 for Mr. Curry and Ms. McLeod, respectively.

(3) The Company has accrued a deferred compensation expense under the defined contribution plan totaling $3,240, a bonus totaling $7,500, and an automobile allowance totaling $2,938 and contributed to its 401(k) plan for eligible employees $4,624 for Mr. Hester during the fiscal year ended December 31, 2001.

COMPENSATION OF DIRECTORS
-------------------------

         The Company and the Bank pay each director $300 for each Board of Directors meeting attended. Members of the various committees are also paid $50 each month for their service on the committee (except for the members of the Loan Committee who are each paid $150 each month for their service). The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders at our last annual meeting. Directors may also be reimbursed from time to time for expenses related to service as a member of the Board of Directors.

         The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders at our last annual meeting. The Non-Employee Plan was adopted by the Board of Directors of the Company at its meeting on October 17, 2000 and became effective when approved by the affirmative vote of a majority of the shares of the common stock represented at the Annual Meeting of Shareholders on April 17, 2001. The Non-Employee Plan terminates automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date at the discretion of the Board of Directors. The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Non-Employee Plan an aggregate of 200,000 shares of common stock. If any option is canceled, expires or terminates without the respective director exercising it in full, options with respect to those unpurchased shares of common stock may be granted to that same director or to another eligible individual or individuals under the terms of this Non-Employee Plan.

         Each director (other than Mr. Hester, an employee of the Company and its subsidiaries) was granted an option to acquire 15,000 shares of our common stock in the year ended December 31, 2000 and 1,000 shares of our common stock each in the years ended December 31, 2001, 2002 and 2003. The options granted in 2000 have an exercise price of $8.00 per share and can be exercised at any time prior to October 17, 2010. The options granted in 2001, 2002 and 2003 have an exercise price of $10.00 per share and can be exercised at any time prior to January 1, 2011, 2012 and 2013, respectively. No director has as yet exercised his option. In addition, each director will be granted as of the first business day of each calendar year after December 31, 2002 an option to purchase an additional 1,000 shares of our common stock at an exercise price of no less than the average market price of the common stock on the date of the grant and exercisable within 10 years from the date of the grant.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS
------------------------------------------------------

         J. Philip Hester, Sr., President and Chief Executive Officer, as well as a director, of the Company, the Bank, Chestatee Financial and Chestatee Mortgage, entered into an Amended and Restated Employment Agreement with the Bank effective September 17, 2001 for a term ending December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation. Mr. Hester's base salary from the effective date is $143,325, increasing 5% annually beginning January 1, 2002. In addition to the base salary, Mr. Hester will receive a performance bonus based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. The Board of Directors approved retirement benefits for Mr. Hester funded through the purchase of life insurance policies on his life. The balance of the policy cash surrender values included in other assets at December 31, 2003 is $628,910 and the income recognized on the policies amounted to $30,549 for the year ended December 31, 2003. The deferred compensation liability was $16,200 and expense recognized was $12,960 at and for the year ended December 31, 2003. Mr. Hester is also entitled to certain additional benefits, including an automobile allowance, a $1 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

         As a condition of employment, Mr. Hester was required to purchase at least 10,000 shares of the Bank's common stock. The shares were converted to shares of the Company by virtue of the merger of the Company and the Bank on March 31, 2000. Mr. Hester was granted an option to purchase 42,000 shares of our common stock. The exercise price of the options is $8 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date earned. As of December 31, 2003, Mr. Hester had already earned options to acquire up to 16,000 shares of the common stock under his original employment agreement after giving effect to the two-for-one stock split in October 2000. A liability and an expense of $33,760 was recorded for the year ended December 31, 2001 to reflect the difference between the grant price of the options and the fair value of our common stock. These options have a weighted-average exercise price of $4.89 and expire in ten years. The weighted-average fair value of the options earned was $7.00.

         The Amended and Restated Employment Agreement contains a provision for a change in control of the Company or the Bank. In such event, Mr. Hester will be entitled to receive his base salary for the remainder of the term but not less than 18 months. There is a change in control for purposes of the agreement if either any person or group acting in concert acquires 50% or more of the outstanding shares of our common stock or we sell substantially all of our assets.

         Mr. Curry entered into an employment agreement with the Bank effective December 31, 2001. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Mr. Curry was initially paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. In addition, Mr. Curry is entitled to receive a performance bonus each year based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. In addition to his salary and customary benefits, Mr. Curry was granted an option to acquire up to 15,000 shares of the Company's common stock, vesting one third annually beginning January 1, 2003.

         Ms. McLeod entered into an employment agreement with the Bank effective July 1, 2002. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Ms. McLeod is paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. In addition, Ms. McLeod is entitled to receive a performance bonus each year based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. In addition to her salary and customary benefits, Ms. McLeod was granted an option to acquire up to 10,000 shares of the Company's common stock, vesting one third annually beginning July 1, 2003.

TRANSACTIONS WITH MANAGEMENT
----------------------------

         The Company has had and expects to have in the future banking transactions in the ordinary course of its business with its directors, principal officers, principal shareholders, certain relatives of such persons, and their associates including corporations, partnerships, and other organizations in which such directors and officers have an interest, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

         As of December 31, 2003, we had outstanding loans to certain of our directors, executive officers and relatives of such persons and their associates, which aggregated approximately $17,762,699. This represented approximately 84% of our $21,052,509 equity capital accounts. The Bank purchased the building housing the administrative facilities adjacent to the Bank from CSB Partners, LLP, an entity owned by all of our directors, for $1.5 million in September 2003. We have not otherwise transacted within the previous two years, nor do we expect to transact in the immediate future, any business with any director, principal officer, or principal shareholder which exceeds 10% of our equity capital accounts or $5 million, whichever is less.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                   PROPOSAL 1
                      ELECTION OF DIRECTORS OF THE COMPANY

--------------------------------------------------------------------------------

         Each of the following persons has been nominated for election to the Board of Directors of the Company to serve until the annual meeting of the Company in the 2004 calendar year.

R. Millard Bowen                             B. Todd Howard

Marcus C. Byrd, Jr.                          David E. Johnson

Glennon C. Grogan                            W. Alan McRae

James H. Grogan                              Kim M. Mills

Andrew M. ("Jack") Head                      Russell M. Wallace

J. Philip Hester, Sr.

Each of the nominees presently serves on the Board of Directors of the Company. Information about each of the nominees is presented in the section entitled "MANAGEMENT OF THE COMPANY" above.

         If a nominee should be unable to accept election as a director, which is not expected, the proxies may be voted with the discretionary authority of each person serving as a proxy. The election of a director requires the affirmative vote of a plurality of the votes cast by the shares of the common stock entitled to vote at the Annual Meeting.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                   PROPOSAL 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

         The Board of Directors has selected Mauldin & Jenkins, LLC as the Company's independent public accountants for the year ended December 31, 2004. Although not required by law, the selection is being submitted to the Shareholders of the Company as a matter of corporate policy for their approval. Mauldin & Jenkins, LLC has audited the financial statements of the Company since our inception in 1999 and has audited the financial statements of the Bank since its inception in 1997. Neither the Company nor the Bank have had disagreements with its independent auditors, Mauldin & Jenkins, LLC to date. It is anticipated that a representative of Mauldin & Jenkins, LLC will be present at the Annual Meeting and, if present, such representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions from Shareholders.

         The ratification of the selection of the independent accountants requires the affirmative vote of the holders of a majority of the shares of the common stock present or represented and voting at the Annual Meeting. In the unlikely event the Company dismissed Mauldin & Jenkins, LLC or Mauldin & Jenkins, LLC withdraws as the independent public accountants for the year ended December 31, 2004, then the Board of Directors shall appoint a new independent accountant to serve until the next annual meeting of the Shareholders.

         The following fees were paid to Mauldin & Jenkins, LLC, our principal accountant, for services rendered during the years ended December 31, 2003 and 2002:

o Audit Fees. Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2003 and 2002 and the reviews of our quarterly financial statements included with our quarterly reports on Forms 10-QSB during this two year period are $46,900 and $51,300, respectively.

o Audit Related Fees. Aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2003 and 2002 are $0 and $0, respectively. There were no other audit related services rendered.

o Tax Fees. Aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning for the years ended December 31, 2003 and 2002 are $7,147 and $5,625, respectively. The nature of those services were tax preparation fees.

o All Other Fees. The aggregate fees billed for professional services rendered for all other products and services for the years ended December 31, 2003 and 2002 are $0 and $0, respectively. There were no other services rendered.

The Audit Committee considered whether the provision of non-audit services by Mauldin & Jenkins, LLC is compatible with maintaining Mauldin & Jenkins, LLC's independence.

--------------------------------------------------------------------------------

                                   PROPOSAL 3
                               AMENDMENT OF BYLAWS

--------------------------------------------------------------------------------

         The Board of Directors has approved the amendment of the Bylaws of the Company to provide for the annual shareholder meeting to be held on the second Tuesday in May each year. The Bylaws previously provided for the annual meeting of the shareholders to be held on the fourth Tuesday in April. The change is sought to provide management with adequate time to solicit proxies for the annual meeting of the shareholders from approximately 1,200 Shareholders of record to meet quorum requirements after the dissemination of the Company's annual report to shareholders.

         A majority of the members of the Board of Directors has the authority to alter, amend or repeal the Bylaws or adopt new bylaws. Notice of any change in the Bylaws during the year, however, must be given to the shareholders at the annual meeting and must be proposed for ratification by a majority vote of the shareholders represented at the meeting in person or by proxy. If the Shareholders fail to ratify the change in the Bylaws, such change shall not be effective after the shareholder meeting at which it is proposed for ratification. Any bylaws adopted by the board of directors may be altered, amended, or repealed, and new bylaws adopted by the shareholders. The Shareholders may prescribe that any bylaw or bylaws adopted by them shall not be altered, amended or repealed by the Board of Directors.

--------------------------------------------------------------------------------

                               NEXT ANNUAL MEETING

--------------------------------------------------------------------------------

         If the amendment to the Bylaws is ratified, the next annual meeting of the Company is expected to be held May 10, 2005. Shareholders wishing to submit proposals for inclusion in the proxy statement for the next annual meeting of shareholders of the Company must submit their proposals no later than December 13, 2004.


--------------------------------------------------------------------------------

                              AVAILABLE INFORMATION

--------------------------------------------------------------------------------

         The Company has filed this proxy statement with the Commission, in accordance with the Exchange Act with respect to the Annual Meeting. In addition, reports and other information filed with the Commission pursuant to
Section 15(d) of the Exchange Act are available for inspection and copy at the public reference facilities maintained by the Commission in Washington, D.C. and at certain of its regional offices at the addresses furnished in the preceding paragraph. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         The Company has furnished to its annual report to security holders (the "Annual Report") for the period ended December 31, 2003, filed on an integrated basis on Form 10-KSB, which contains the Consolidated Financial Report and Notes Thereto for that year. AN ADDITIONAL COPY OF THE ANNUAL REPORT WILL BE PROMPTLY FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER REQUESTING A COPY OF SAME. REQUESTS FOR AN ADDITIONAL COPY OF THAT ANNUAL REPORT SHOULD BE ADDRESSED TO CHESTATEE BANCSHARES, INC., 6639 HIGHWAY 53 EAST, DAWSONVILLE, GEORGIA 30534;
ATTENTION: DEBORAH F. MCLEOD.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------


         The management of the Company knows of no other matters which may be brought before the meeting. However, if any matter other than the proposed Reorganization or matters incident thereto should properly come before the meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters. No director has informed the Company that he intends to oppose any recommended action as specified in this proxy statement.





                                              DAVID E. JOHNSON
                                              Chairman of the Board

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2004

         The undersigned hereby appoints David E. Johnson and J. Philip Hester, Sr., as proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and vote as designated below, all the shares of common stock of Chestatee Bancshares, Inc. (the "Company") held of record by the undersigned on April 14, 2004, at an Annual Meeting of Shareholders of the Company, and any adjournments thereof, to be held on May 11, 2004 at 5:00 p.m., EDT, at the main offices of the Company, located at 6639 Highway 53 East, Dawsonville, Georgia.

1.   ELECTION OF DIRECTORS.

     The Board of Directors recommends a vote FOR the following nominees: to serve a one-year term expiring in 2005:

     R. Millard Bowen                             B. Todd Howard

     Marcus C. Byrd, Jr.                          David E. Johnson

     Glennon C. Grogan                            W. Alan McRae

     James H. Grogan                              Kim M. Mills

     Andrew M. ("Jack") Head                      Russell M. Wallace

     J. Philip Hester, Sr.

     __ FOR all nominees (except names       __ WITHHOLD AUTHORITY to
        marked to the contrary above).       vote for all nominees listed above.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike nominee's name in the list above).

2. The Board of Directors asks that you ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2004.

     __ FOR                       __ AGAINST                   __ ABSTAIN

3. The Board of Directors asks that you ratify the amendment of the Bylaws of the Company to provide for the annual shareholder meeting on the second Tuesday in May each year.

     __ FOR                       __ AGAINST                   __ ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE:_______________________________       _________________________________
                                           SIGNATURE
____________________________________       _________________________________
NAME OF SHAREHOLDER                        SIGNATURE IF HELD JOINTLY
____________________________________       _________________________________
NUMBER OF SHARES                            TITLE